STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                            New York, New York 10022
                                 (212) 980-3360

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 9, 2004

To the Shareholders of STERLING CAPITAL CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Sterling Capital Corporation, a New York corporation (the "Corporation"), will be held on Thursday, December 9, 2004, at 9:30 A.M., New York City time, at the offices of the Corporation at 635 Madison Avenue, on the 18th Floor, New York, New York, 10022, for the following purposes, all as more fully described in the accompanying Proxy Statement:

     1.   To elect five directors of the Corporation;

     2. To transact any other business which may properly come before the Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on November 10, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, and only shareholders of record on such date are entitled to so vote. The transfer books will not be closed.

     Please execute and return the enclosed Proxy promptly in the enclosed envelope, whether or not you intend to be present at the Meeting. If you can attend and vote in person, you are invited to do so; but if not, you are urged to submit the enclosed Proxy with your votes marked thereon. You may revoke your Proxy at any time before it is voted. No postage is required if the Proxy is mailed in the United States.

                                      By order of the Board of Directors:
                                                 MICHAEL CAREY
                                              Corporate Secretary
New York, New York
November 17, 2004




                 You are requested to sign, date and return the
                  accompanying Proxy in the enclosed envelope.

                          STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                            New York, New York 10022

                               -------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 9, 2004

                               ------------------

     This Proxy Statement is furnished to the shareholders of Sterling Capital Corporation, a New York corporation (the "Corporation"), in connection with a solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") to be held on Thursday, December 9, 2004 at 9:30 A.M., New York City time, at the offices of the Corporation at 635 Madison Avenue, on the 18th Floor, New York, New York 10022, and at all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of the Meeting.

     Only shareholders of record at the close of business on November 10, 2004 will be entitled to notice of and to vote at the Meeting. At such date the outstanding voting securities of the Corporation consisted of 2,500,000 shares of Common Stock, par value $1.00 per share, each share having one vote.

     This Proxy Statement and the enclosed Proxy are being mailed to shareholders on or about November 17, 2004.

     The enclosed Proxy is solicited by the Board of Directors. Any shareholder giving such Proxy has the power to revoke it at any time before it is exercised by giving written notice to the Corporation bearing a later date than the Proxy, by submission of a later dated proxy, or by voting in person at the Meeting, which any shareholder may do whether or not he or she has previously given a proxy. The shares represented by all properly executed proxies received in time for the Meeting will be voted in accordance with any specification made thereon, and if no specification is made thereon will be voted FOR the election of all the nominees for directors.

     Gaymark Associates, the largest shareholder of record of the Corporation, has advised the Corporation that it intends to vote all shares which it is entitled to vote in favor of the election of all the nominees for directors, which assures the passage of this proposal since such shares constitute more than 50% of the Corporation's outstanding Common Stock. See "Security Ownership of Directors and Officers, and Other Principal Holders of the Corporation's Voting Securities."

     The Corporation will furnish, without charge, a copy of the Corporation's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request. Requests should be directed to Sterling Capital Corporation at its principal executive office at 635 Madison Avenue, New York, New York 10022, telephone number (800) 949-3456,
Attention: Michael Carey.

                              ELECTION OF DIRECTORS

     The Board of Directors notes with sadness the death of Walter Scheuer in September 2004. Walter Scheuer had served as Chairman of the Board of the Corporation since October 28, 1980. The Board of Directors will miss his wisdom and his leadership. The Board has nominated Jeffrey Scheuer ("Mr. Scheuer"), who is Walter Scheuer's son, to fill the resulting vacancy on the Board of Directors.

     A board of five directors is to be elected at the Meeting to serve until the next annual meeting of shareholders and thereafter until their successors shall have been elected and qualified. To be elected, each nominee for director must receive a plurality of the votes cast at the Meeting by the holders of shares entitled to vote, provided that a quorum (consisting of one-third of the total number of outstanding shares of Common Stock) is present. Under applicable New York law, in tabulating the vote with regard to the election of directors, broker non-votes, if any, will be disregarded and will have no effect on the outcome of the vote.

     Each of the nominees listed below has advised the Corporation that he will serve if elected. The Corporation does not expect that any of such nominees will be unavailable for election, but if that should occur before the Meeting, the persons named in the proxy will have the right to vote for a substitute nominee if designated by the Corporation's Board of Directors.

     Set forth below are the names and ages of the nominees, their positions in the Corporation, if any, and their principal occupations at present and during the past five years.




----------------------------------------------------------------------------------------------------------
                                                                             Number of
                                          Term of         Principal        Portfolios in       Other
        Name,            Positions     Office** and     Occupation(s)      Fund Complex    Directorships
  Address* and Age     Held with the     Length of      During Past 5       Overseen by       held by
                        Corporation     Time Served         Years           Director***       Director
----------------------------------------------------------------------------------------------------------

Jay Eliasberg          Director        Director       Private                    1         None
85                                     since 1980     Investor (1)
----------------------------------------------------------------------------------------------------------

Arthur P. Floor        Director        Director       Energy                     1         None
80                                     since 1980     Consultant (2)
----------------------------------------------------------------------------------------------------------

Nathan Kingsley        Director        Director       President, Total           1         None
77                                     since 1984     Communications
                                                      International, a
                                                      media consulting
                                                      firm (3)
----------------------------------------------------------------------------------------------------------

Archer Scherl          Director        Director       Private                    1         None
73                                     since 1994     Investor (4)
----------------------------------------------------------------------------------------------------------

Jeffrey Scheuer****    Not             Not            Writer and                 1         None
51                     applicable      applicable     Private Investor
                                                      (5)
----------------------------------------------------------------------------------------------------------

               * The address of each of the directors is c/o Sterling Capital Corporation, 635 Madison Avenue, New York, New York 10022.
               ** Each director serves for a term of one year and until his successor is duly elected and qualified.
               *** The Corporation is the only investment company overseen by the directors.
               **** Mr. Scheuer, together with members of the Scheuer family, may be deemed to be controlling shareholders of the Corporation and Mr. Scheuer may be deemed an "interested person" of the Corporation as that term is defined in
                    Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").


(1) Mr. Eliasberg has been a private investor for more than the past five years.
(2)  Mr. Floor has held his present position for more than the past five years.
(3) Mr. Kingsley has held his present position for more than the past five years.
(4)  Mr. Scherl has been a private investor for more than the past five years.
(5) Mr. Scheuer has been a private investor and writer for more than the past five years. Mr. Scheuer was recommended to the directors for consideration by "security holders".

     The Board of Directors has an Audit Committee composed of all the Directors who are not interested persons of the Corporation (the "Independent Directors"). The Audit Committee assists the Board of Directors in fulfilling its obligations involving the accounting, auditing, financial reporting and internal control functions of the Corporation. The Audit Committee is charged with, among other things, selecting a firm of independent accountants and reviewing accounting matters with the accountants. In addition, the Audit Committee pre-approves all audit and non-audit services for the Corporation. The Audit Committee met twice in 2003. The members of the Audit Committee are Messrs. Eliasberg, Floor, Kingsley and Scherl. The Audit Committee has determined that Archer Scherl is an audit committee financial expert and that he is independent for the purpose of the definition of audit committee financial expert applicable to the Corporation.

     The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements with management of the Corporation, (ii) the Audit Committee discussed with the independent auditors the matters required to be discussed by the Statements on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No.1 and has discussed with the auditors the auditors' independence and (iv) the Audit Committee recommended to the Board of Directors that the financial statements be included in the Corporation's Annual Report for the past fiscal year.

     The Audit Committee is governed by a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A hereto and will be attached every third year going forward.

     The Board of Directors has an Executive Committee comprised of Messrs. Eliasberg and Scherl. The Executive Committee acts on behalf of the full Board of Directors in intervals between meetings of the Board. Walter Scheuer served on the Executive Committee until September 2004, and Mr. Scherl became a member of the Executive Committee in October 2004. The Executive Committee did not meet in 2003.

     The Corporation has no standing nomination, compensation or similar committee. However, pursuant to policies and procedures adopted by the Board, the Independent Directors are responsible for nominating candidates to become Independent Directors and the full Board is responsible for nominating candidates to become interested directors, provided that at least a majority of the Independent Directors approve the nomination. The Board, including the Independent Directors, will consider director candidates recommended by shareholders. The Board generally considers nominees for Directors at one meeting each year. The Board has adopted a resolution setting forth the following procedures for considering nominees to the Board of directors. In considering nominees, the Board will take into consideration the needs of the Board and the qualifications of the candidate. The Board may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Board, a shareholder must submit the recommendation in writing and must include:

     o The name of the shareholder and evidence of the person's ownership of shares of the Corporation, including the number of shares owned and the length of time of ownership; and

     o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of the Corporation and the person's consent to be named as a Director if selected by the Board.

     The shareholder recommendation and information described above must be sent to the Corporate Secretary, c/o Sterling Capital Corporation, 635 Madison Avenue, New York, New York 10022.

     The Board believes that the minimum qualifications for serving as a Director of the Corporation are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Corporation on behalf of shareholders and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Board examines a candidate's specific experiences and skills, time availability in light of other commitments and, in the case of candidates to become Independent Directors, potential conflicts of interest and independence from management and the Corporation. In the case of candidates to become interested Directors, the Board considers the candidates relationship and familiarity with the Corporation. The Corporation does not pay any third party a fee to assist in the process of identifying and evaluating candidates.

     During the year ended December 31, 2003, three meetings of the Board of Directors were held. Mssrs. Eliasberg, Kingsley and Scherl attended one hundred percent of the aggregate number of meetings of the Board and any committee on which they served. Mr. Floor attended sixty-seven percent of the aggregate number of meetings of the Board and 50% of the meetings of the committees on which he served.

     Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member with whom you wish to communicate by either name or title. All such correspondence should be sent c/o Corporate Secretary of Sterling Capital Corporation at 635 Madison Avenue, New York, New York 10022. If a shareholder would like the correspondence to be confidential to the Board or Board member to whom it is directed, the outside of the envelope should be clearly marked "Confidential".


                         SECURITY OWNERSHIP OF DIRECTORS
                    AND OFFICERS, AND OTHER PRINCIPAL HOLDERS
                     OF THE CORPORATION'S VOTING SECURITIES

     The following table sets forth information concerning the shares of the Corporation's Common Stock beneficially owned by the directors, the executive officers identified in the Compensation Table, all directors and officers of the Corporation as a group without naming them, and each person who is known by the Corporation to be the beneficial owner of more than five percent of the Corporation's Common Stock as at November 10, 2004. The address of each of the directors is c/o Sterling Capital Corporation, 635 Madison Avenue, New York, New York 10022. The address of Gaymark Associates and Wayne S. Reisner is 635 Madison Avenue, New York, New York 10022. The address of each of Marge P. Scheuer, Jeffrey Scheuer, Susan Scheuer and Judith Scheuer is 635 Madison Avenue, New York, New York 10022.


                                             Amount and Nature      Percent
     Name of Beneficial Owner               of Beneficial Owner     of Class
     ------------------------               -------------------     --------
     Jay Eliasberg*                                None                 -
     Arthur P. Floor*                              None                 -
     Gaymark Associates                        1,921,796 (a)          76.9%
     Nathan Kingsley*                              None                 -
     Archer Scherl*                                None                 -
     Estate of Walter Scheuer                    419,161 (b)          16.8%
     Wayne S. Reisner                            406,393 (c)          16.3%
     Marge P. Scheuer                            221,397 (d)           8.9%
     Jeffrey Scheuer                             653,644 (e)          26.1%
     Susan Scheuer                               400,572 (f)          16.0%
     Judith Scheuer                              303,154 (g)          12.1%
     All Directors and Executive Officers
     as a Group consisting of 6 persons        2,078,396 (h)          83.1%

---------------

*    Current member of the Board of Directors of the Corporation.

     (a) Of the 1,921,796 shares (approximately 76.9% of the Corporation's outstanding Common Stock) owned of record by Gaymark Associates ("Gaymark"), a limited partnership, of which Windy Gates Corporation ("Windy Gates") is the general partner and Mr. Scheuer is a limited partner, 18,032 shares are held for Windy Gates, 346,529 shares are held for Walter Scheuer's estate (see note (b) below), 166,797 shares are held for Marge P. Scheuer, who was Walter Scheuer's wife (see note (d) below), 34,068, 482,976, 204,097 and 200,904 shares, respectively, are held for the four children of Walter Scheuer (see notes (e), (f), and (g) below), 54,600 shares are held for a revocable trust which will become part of Walter Scheuer's estate, 312,793 shares are held for seven trusts for the benefit of seven of Walter Scheuer's grandchildren, and 101,000 shares are held for Mrs. Marcelle Halpern. The shares of the Corporation's Common Stock that are reflected in the table as being beneficially owned by Gaymark do not include 56,064 shares which Gaymark has an option to acquire. Windy Gates is a New York corporation of which Mr. Scheuer is President, a director and a shareholder. The other shareholders of Windy Gates are Marge Scheuer and her children, David Scheuer, Susan Scheuer, Judith Scheuer and the estate of Walter Scheuer. Windy Gates, as the general partner of Gaymark, has the sole power to vote the aforementioned shares of the Corporation's Common Stock owned by Gaymark.

     (b) Of the 419,161 shares (approximately 16.8% of the Corporation's outstanding Common Stock) of which Walter Scheuer's estate may be deemed to be a beneficial owner, 346,529 shares (approximately 13.9% of the Corporation's outstanding Common Stock) are held for the estate's account by Gaymark as described in note (a) above. Also as described in note (a) above, Gaymark holds 18,032 shares for the account of Windy Gates and 54,600 shares for the account of a revocable trust, the beneficiary of which is Walter Scheuer's estate.

     (c) Of the 406,393 shares (approximately 16.3% of the Corporation's outstanding stock) of which Mr. Reisner may be deemed to be a beneficial owner, 195,193 shares are held by Gaymark for the accounts of four of the trusts for the benefit of Walter Scheuer's grandchildren, 54,600 shares are held by Gaymark for the account of a revocable trust, the beneficiary of which is Walter Scheuer's estate and 156,600 shares are directly held by two trusts for the benefit of two of Walter Scheuer's grandchildren. Since Mr. Reisner acts as trustee for such trusts, he may be deemed a beneficial owner of such 406,393 shares. Except to the extent that Mr. Reisner may be deemed to be a beneficial owner by virtue of shared investment power as set forth above, Mr. Reisner disclaims any beneficial ownership in all such shares.

     (d) Of the 221,397 shares (approximately 8.9% of the Corporation's outstanding stock) of which Mrs. Marge Scheuer may be deemed to be a beneficial owner, 166,797 shares are held for her account by Gaymark and 54,600 shares are held by Gaymark for the account of a revocable trust, the beneficiary of which is Walter Scheuer's estate, which trust's shareholdings in the Corporation are described in note (b) above, of which trust Mrs. Scheuer is a trustee. Mrs. Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trust.

     (e) Of the 653,644 shares (approximately 26.1% of the Corporation's outstanding stock) of which Jeffrey Scheuer may be deemed to be a beneficial owner, 482,976 shares are held for his account by Gaymark and (i) 111,668 shares are held by Gaymark for the account of two trusts for the benefit of Jeffrey Scheuer's children and (ii) 59,000 shares are held directly by a trust for the benefit of one of Jeffrey Scheuer's children, of which trusts Jeffrey Scheuer is a trustee. Jeffrey Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trusts.

     (f) Of the 400,572 shares (approximately 16.0% of the Corporation's outstanding Common Stock) of which Susan Scheuer, a daughter of Walter Scheuer, may be deemed to be a beneficial owner, 204,097 shares are held for her account by Gaymark, 98,875 shares are held by Gaymark for the account of three trusts for the benefit of Susan Scheuer's children and 97,600 shares are held directly by a trust for the benefit of one of Susan Scheuer's children, of which trusts Susan Scheuer is a trustee. Susan Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trusts.

     (g) Of the 303,154 shares (approximately 12.1% of the Corporation's outstanding Common Stock) of which Judith Scheuer, a daughter of Walter Scheuer, may be deemed to be a beneficial owner, 200,904 shares are held for her account by Gaymark and 102,250 shares are held by Gaymark for the account of two trusts for the benefit of Judith Scheuer's children, of which trusts Judith Scheuer is a trustee. Judith Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trusts.

     (h) The computation of 2,078,396 (approximately 83.1% of the Corporation's outstanding Common Stock) shares reported in this column includes all shares which may be deemed to be beneficially owned as described in the foregoing notes, but eliminates the duplication that would arise from including more than one beneficial owner of the same shares. Such shares do not include 56,064 shares, which Gaymark has an option to acquire.


The following table sets forth the dollar range of equity securities of the Corporation beneficially owned by persons who served as directors in 2003.


----------------------------------------------------------------------------------------------------
Name of Director          Dollar Range of Equity                Aggregate Dollar Range of Securities
                          Securities in the Corporation (1)     in all Investment Companies Overseen
                                                                by the Directors in Family of
                                                                Investment Companies (2)
----------------------------------------------------------------------------------------------------
Jay Eliasberg             $0                                    $0
----------------------------------------------------------------------------------------------------
Arthur P. Floor           $0                                    $0
----------------------------------------------------------------------------------------------------
Nathan Kingsley           $0                                    $0
----------------------------------------------------------------------------------------------------
Archer Scherl             $0                                    $0
----------------------------------------------------------------------------------------------------
Walter Scheuer            More than $100,000                    More than $100,000
----------------------------------------------------------------------------------------------------

(1)  As of November 17, 2004.
(2)  The Corporation is the only investment company overseen by the directors.

                               EXECUTIVE OFFICERS

     The following table sets forth the names and ages of all executive officers of the Corporation and their positions with the Corporation.

              Name                     Position                     Age
              ----                     --------                     ---
  Wayne S. Reisner                     President (1)                54
  ------------------
     (1) Mr. Reisner has been President since March, 1993. Mr. Reisner was Executive Vice President of the Corporation from July, 1988 to March, 1993 and was Vice President from November, 1985 to July, 1988. Mr. Reisner has been employed by the Corporation since August, 1985. Mr. Reisner was also a Vice President and a Director of Windy Gates from March, 1993 to August, 2004. Mr. Reisner has been a Director and President of Winterset Management Corporation (formerly known as Manchester Capital Corporation) since December, 1988 and March, 1989, respectively. Mr. Reisner was a director of Carret and Company LLC from June, 2002 until May, 2004. Mr. Reisner has been President of Carret Asset Management, LLC since May, 2004.

     The officers of the Corporation are elected or appointed by the Board of Directors to hold office until the meeting of the Board of Directors following the next annual meeting of shareholders. Subject to the right of the Corporation to remove officers pursuant to its by-laws, officers serve until their successors are chosen and have qualified.

                             EXECUTIVE COMPENSATION

     The following table sets forth the aggregate compensation paid or accrued by the Corporation during its fiscal year ended December 31, 2003 to the only executive officer of the Corporation whose aggregate compensation for such year exceeded $60,000.

                           SUMMARY COMPENSATION TABLE


                                                                Pension or Retirement
                                                                     Benefit Accrued            Estimated
                        Capacities in which       Aggregate        During Registrant's       Annual Benefit
  Name of Person       Remuneration Received     Remuneration       Last Fiscal Year        Upon Retirement

  Wayne S. Reisner          President              $75,000                $0                      $0
  ---------------

     Mr. Reisner received certain benefits from the Corporation not disclosed in this Table in an amount equal to less than 10% of the amount received by him as cash compensation.

     For the year ended December 31, 2003, Mr. Eliasberg, Mr. Floor, Mr. Kingsley and Mr. Scherl were each paid $15,000 for their services as directors. Walter Scheuer was not compensated separately for his duties as a director of the Corporation. Each director of the Corporation was also paid his expenses, if any, for attendance at each meeting of the Board of Directors.

                                RETIREMENT PLANS

     The Corporation terminated its defined benefit pension plan effective December 31, 2000 and all employees entitled to benefits under the plan were paid their benefits before May 1, 2002.

                              CERTAIN TRANSACTIONS

     Effective July 1, 1994, Windy Gates, a privately held corporation owned by Walter Scheuer's estate and members of his family and the General Partner of Gaymark, entered into a lease on the premises at 635 Madison Avenue, New York, New York. Gaymark owns 1,921,796 shares (approximately 76.9%) of the Corporation's Common Stock. Windy Gates entered into a sublease with the Corporation for a portion of its leased office space. The term of the sublease expires on June 30, 2005.

     The rental obligations for the aforementioned premises are allocated between the Corporation, on the one hand, and Walter Scheuer's estate and Windy Gates, on the other hand, on the basis of each party's use of this space. For the use of their respective portions of such space, the Corporation and Walter Scheuer paid or accrued approximately $25,000 and $165,000, respectively, for 2003, and paid or accrued approximately $14,000 and $87,000 respectively, for the six months ended June 30, 2004.

     Incidental to the sublease arrangements described above, the Corporation and Walter Scheuer have allocated certain of the expenses incurred in connection with each party's use of various services located thereat, including office equipment and secretarial, administrative and internal accounting personnel. In connection with the allocation of expenses incurred with respect to the use of such services, the Corporation and Walter Scheuer paid or accrued approximately $44,000 and $357,000, respectively, for 2003, and $22,000 and $177,000, respectively, for the six months ended June 30, 2004. In addition, during such period certain persons who were also officers of the Corporation rendered services to Mr. Scheuer personally for which they received compensation directly from Mr. Scheuer.

                              INDEPENDENT AUDITORS

     Tardino Tocci & Goldstein ("TT&G") has been selected as the independent auditors by a unanimous vote of the Corporation's Board of Directors (including a unanimous vote of the Independent Directors), by vote cast in person, to audit the accounts of the Corporation for and during the Corporation's fiscal year ending December 31, 2004. The Corporation does not know of any direct or indirect financial interest of TT&G in the Corporation.

  Audit Fees

     For professional services rendered with respect to the audit of the Corporation's annual financial statements, the Corporation paid to TT&G during the Corporation's most recent fiscal year fees in the amount of $23,000 and for the preceding fiscal year fees in the amount of $19,500.

Audit-Related Fees

     No fees were incurred by the Corporation for assurance and related services reasonably related to the performance of the audit of the Corporation's annual financial statements in the most recent fiscal year and in the preceding fiscal year.

Tax Fees

     The aggregate fees billed to the Corporation by TT&G for professional services rendered for tax compliance, tax advice and tax planning in the most recent fiscal year were $2,000 and in the preceding fiscal year were $1,500. The nature of these services was federal, state and local excise tax return preparation and related advice and planning and miscellaneous tax advice.

All Other Fees

     The Corporation did not pay to TT&G any fees in the Corporation's two most recent fiscal years for services other than those described above.

     A representative of TT&G is expected to be present at the Meeting with an opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

Privacy Principles of the Corporation

     The Corporation is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Corporation collects, how the Corporation protects that information and why, in certain cases, the Corporation may share information with select other parties.

     Generally, the Corporation does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Corporation. The Corporation does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Corporation restricts access to non-public personal information about the shareholders to employees of the Corporation with a legitimate business need for the information. The Corporation maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                              SHAREHOLDER PROPOSALS

     Proposals by shareholders intended for inclusion in the Corporation's proxy statement for the next Annual Meeting (to be held in 2005) pursuant to Rule 14a-8 under the Securities

Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Corporation on or before July 20, 2005 in order to be eligible for inclusion in the Proxy Statement and Proxy for that meeting. In order for proposals by shareholders made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Corporation on or before October 3, 2005.

                             ADDITIONAL INFORMATION

     Decisions to buy and sell securities for the Corporation are made by its Investment Committee, pursuant to policies approved by its Board of Directors, which periodically reviews investment decisions. The officers and Investment Committee of the Corporation are also responsible for placing orders for the purchase and sale of securities and placing its brokerage business.

     Research services furnished by brokers through which the Corporation effects securities transactions may be used by officers and employees in connection with their duties to Walter Scheuer's estate, members of his family and associates. Research services furnished to officers and employees by brokers in connection with their duties to Walter Scheuer's estate, members of his family and associates may be used by such employees in connection with their duties to the Corporation.

                                     GENERAL

     The Corporation will bear the entire expense of the solicitation of proxies by use of the mails, and some of the officers and employees of the Corporation may solicit proxies personally or by telephone, telegraph or cable, the cost of which will be nominal. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons, and the Corporation will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

     The Board of Directors knows of no business that will be presented for action at the Meeting in addition to the matters specified in the accompanying notice of the Meeting. If other matters do come before the Meeting, it is intended that proxies will be voted in accordance with the judgment of the person or persons exercising at the Meeting the authority conferred by the proxy.

     It is important that proxies be returned promptly. Therefore, shareholders are requested to complete, sign and date the accompanying proxies and to return them promptly in the enclosed envelope.



                                   By order of the Board of Directors:
                                              Michael Carey
                                          Corporate Secretary
New York, New York,
November 17, 2004

                                   Appendix A

                          STERLING CAPITAL CORPORATION
                             AUDIT COMMITTEE CHARTER


Organization

There shall be a committee of the board of directors of Sterling Capital Corporation (the "Corporation") to be known as the audit committee. The audit committee shall be composed of three or more directors as determined from time to time by the board. Each member of the committee shall be independent and shall be qualified to serve on the committee pursuant to the requirements of the American Stock Exchange ("AMEX"). For purposes of this Charter, the definition of independent directors will be based on the rules of the AMEX for determining the independent members of an audit committee, as such rules may be amended or modified from time to time. Unless a chairman of the audit committee is elected by the board of directors, the members of the audit committee may designate a chairman by majority vote of the full audit committee membership.


Statement of Policy

The audit committee shall provide assistance to the Corporation's board of directors in fulfilling its obligations involving the accounting, auditing, financial reporting and internal control functions of the Corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication among the directors, the independent auditors and the management of the Corporation. The audit committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities. The audit committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The audit committee shall maintain minutes of its meetings.


Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality. The audit committee shall review and reassess at least annually the adequacy of this Charter.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Corporation.

o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

o Review and approve the Corporation's independent auditors' annual engagement letter, including the proposed fees contained therein.

o Review the performance of the Corporation's independent auditors and make recommendations to the board of directors regarding the replacement or termination of the independent auditors should circumstances so warrant.

o Review and discuss with the auditors all significant relationships which affect the auditors' independence, and receive the written statement from the independent auditors required by Independence Standards Board Standard No.1, as modified or supplemented from time to time.

o Review with the independent auditors, the company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

o Review the financial statements and documents included in the annual report to the shareholders with management and the independent auditors, including their judgement about the quality, not just the acceptability, of accounting principles, the reasonableness of significant adjustments, and the clarity of the disclosures in the financial statements. Any changes in accounting principles should be reviewed and discussed.

o Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

o Review accounting and financial human resources and succession planning within the company.

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Consult with management on the establishment and maintenance of an environment that promotes ethical behavior, including the establishment, communication, and enforcement of codes of professional conduct to guard against dishonest, unethical, or illegal activities.

o Retain outside counsel and other professionals if, in its judgement, that is appropriate.

o Report to the board of directors any inadequacies that are discovered as a result of the above procedures, and perform any other activities consistent with this Charter, the Corporation's by-laws and governing law, as the committee or the board deems necessary or appropriate.

o Review adopt and implement procedures for the receipt, treatment and retention of complaints regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of such questionable accounting or auditing matters.

The Corporation shall fund and pay for the expenses incurred by the Audit Committee in fulfilling their responsibilities set forth in this Charter.

While the audit committee has the duties and responsibilities set forth in this Charter, the audit committee is not responsible for planning or conducting the audit or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. Similarly, it is not the responsibility of the audit committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Corporation complies with all laws and regulations.

                          STERLING CAPITAL CORPORATION

                 PROXY Solicited by the Board of Directors for
                Annual Meeting of Shareholders, December 9, 2004

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

The undersigned appoints Wayne Reisner and Michael Carey and each of them, each with power to appoint a substitute, and with authority to each to act in the absence of the other, the Proxies and Proxy of the undersigned to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Sterling Capital Corporation to be held on December 9, 2004 and all adjournments or postponements thereof. The Board of Directors recommends a vote FOR the election of Directors.


1. ELECTION OF DIRECTORS

J. Eliasberg A.P. Floor A. Scherl J. Scheuer N. Kingsley

                               With-        For All
                  For          hold         Except
                  [_]           [_]          [_]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

2. In their discretion, upon any other matter which may properly come before said Meeting or any adjournment or postponement thereof.

     The shares represented by this Proxy are to be voted in accordance with any specification made above. Where no specification is given, Proxies will be voted FOR the election of all nominees for directors.

     Receipt of the Notice of said Meeting and the related Proxy Statement is hereby acknowledged.



Please be sure to sign and date this Proxy in the box below.


----------------------------------------
Date

----------------------------------------
Shareholder sign above

----------------------------------------
Co-holder (if any) sign above




--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.


                          STERLING CAPITAL CORPORATION

(Please sign exactly as name appears hereon. It is requested that joint owners each sign. Executors, administrators, trustees, etc. should so indicate when signing and where more than one is named, a majority should sign.)

IMPORTANT: PLEASE SIGN,
DATE AND RETURN PROMPTLY

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.


----------------------------------------

----------------------------------------

----------------------------------------